PLEDGE  AGREEMENT,  dated  February 25,  1999,  by and between
ABRAHAM WEINZIMER (the "Pledgor") and DCAP GROUP, INC. (formerly EXTECH Corporation), a Delaware corporation (the "Pledgee").

                  WHEREAS, simultaneously herewith, the Pledgee is loaning to the Pledgor the sum of One Hundred Twelve Thousand Five Hundred Dollars ($112,500) (the "Loan") and the Pledgor is executing and delivering to the Pledgee a Promissory Note of even date in such principal amount (the "Note").

                  WHEREAS, the proceeds of the Loan are being used by the Pledgor to purchase the Pledged Shares (as hereinafter defined).

                  WHEREAS, the Pledgee desires, and the Pledgor is willing, to secure performance of the Note.

                  WHEREAS,  certain capitalized terms used herein are defined in
Section 8 hereof.

                  NOW, THEREFORE, the parties hereto agree as follows:

         1. PLEDGE. The Pledgor hereby grants to the Pledgee, as security for the performance by the Pledgor of all of his obligations under the Note (the "Obligations"), a valid and binding first security interest in the Collateral (as hereinafter defined). The Pledgor has delivered simultaneously herewith to the Pledgee, and the Pledgee hereby acknowledges receipt of, a certificate evidencing the Pledged Shares registered in the name of the Pledgor (the "Pledged Certificate"), accompanied by appropriate stock powers endorsed by the Pledgor (the "Stock Powers").

         2. TERM. This Agreement shall continue in effect until terminated in accordance with Section 7 hereof.

         3. SHARE RIGHTS; CASH DIVIDENDS.

                  (a) In the event of any change in the Pledged Shares during the term of this Agreement by reason of any stock dividend, stock split-up, reverse split, recapitalization, combination, reclassification, exchange of shares, merger, consolidation or the like, all new, substituted, or additional stock, or other securities, issued by reason of any such change (the "Adjusted Shares") (the Pledged Shares and the Adjusted Shares are hereinafter referred to collectively as the "Shares") shall be retained by or delivered to, as the case may be, and held by the Pledgee under the terms of this Agreement in the same manner as the Pledged Shares originally pledged hereunder.

                  (b) Unless and until the occurrence of a Default (as hereinafter defined), the Pledgor shall have the right to vote the Shares. Upon the occurrence of a Default, the Shares shall be registered in the name of the Pledgee and the Pledgee shall have all incidents of ownership thereof.


K:\WPDOC\CORP\EXTECH\DCAP\CLOSING\Pledge\Weinzimer112.299
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                  (c) Provided  that no Default has  occurred,  any and all cash dividends paid in respect of the Shares shall be paid to the Pledgor; provided, however, that, in any event, any extraordinary distributions made in respect of the Shares shall be retained by the Pledgee and held by it in accordance with the terms hereof.

         4. REPRESENTATIONS. The Pledgor hereby represents and warrants to the Pledgee that:

                  (a) The Pledgor is the sole record and beneficial owner of the Pledged Shares, free and clear of all liens, pledges, security interests, encumbrances, restrictions, subscriptions, hypothecations, charges and claims of any kind whatsoever.

                  (b) No consents of governmental and other regulatory agencies, foreign or domestic, or of other parties are required to be received by or on the part of the Pledgor to enable him to enter into and carry out this Agreement and the transactions contemplated hereby.

                  (c) The Pledgor has the power to enter into this Agreement and to carry out his obligations hereunder. This Agreement constitutes the valid and binding obligation of the Pledgor, and is enforceable in accordance with its terms.

                  (d) Neither the execution and delivery of this Agreement nor compliance by the Pledgor with any of the provisions hereof nor the consummation of the transactions contemplated hereby will violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement, understanding or arrangement to which the Pledgor is a party or by which he or his assets or properties may be bound.

         5. COVENANTS.

                  (a) The Pledgor hereby covenants that from and after the date hereof and until the Obligations shall have been satisfied in full:

                           (i) The Pledgor will not grant, create, incur, assume
or suffer to exist any Lien
in the Collateral (except for the Lien created hereby).

                           (ii) The  Pledgor  will defend the  Pledgee's  right,
title, and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity.

                           (iii) The Pledgor  shall at any time and from time to
time, upon the written request of the Pledgee, execute and deliver such other instruments and documents and do such further acts and things as the Pledgee may reasonably request in order to effect the purposes of this Agreement.


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                  (b) The  Pledgee's  sole duty  with  respect  to the  custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account.

         6. DEFAULT. (a) In the event that the Pledgor fails to pay to the Pledgee any Obligation when due or there shall otherwise occur an Event of Default (as defined in the Note) ("Default"), the Pledgee shall have all of the rights and remedies afforded to secured parties with respect to the Collateral as set forth in the Code as well as all other rights and remedies granted in the Note and this Agreement. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, upon such terms and conditions and at such prices as it may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. The Pledgee shall apply any proceeds from time to time held by it and the net proceeds of any such sale or other disposition, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Pledgee, to the satisfaction in whole or in part of the Obligations, in such order as the Pledgee may elect and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504 (1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands he may acquire against the Pledgee arising out of the lawful exercise by it of any rights hereunder. Neither the Pledgee nor any of its respective directors, officers, employees or agents shall be liable for failure to sell or otherwise dispose of the Collateral or for any delay in doing so. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. In any event, notice of a proposed sale or other disposition shall be given at least ten (10) days before such sale or other disposition to the Pledgor and Kevin Lang.

                  The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Collateral by reason of certain restrictions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such

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private  sale may result in prices and other terms less  favorable  than if such sale were a public sale and agrees that any such private sale under such circumstances shall not be evidence that it has been made in other than a commercially reasonable manner.

                  The Pledgor agrees to use his best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this section valid and binding and in compliance with any and all other applicable requirements of law.

                  (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor, any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Pledgee nor any of its affiliates or representatives shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         7. TERMINATION OF AGREEMENT. Upon (i) the Pledgor's satisfaction of the Obligations in full (at which time the Pledgee shall redeliver the Pledged Certificate and accompanying Stock Powers to the Pledgor), or (ii) the conclusion of the actions contemplated by Section 6 hereof, this Agreement shall thereupon terminate.

         8. DEFINED TERMS. The following terms shall have the following meanings:

                  (a) "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

                  (b) "Collateral" means the Pledged Shares and all Proceeds.

                  (c) "Pledged Shares" means four hundred fifty thousand (450,000) shares of Common Stock of the Pledgee, together with any and all shares, stock certificates, options or rights of any nature whatsoever that may be issued or granted to the Pledgor with regard thereto, in substitution or replacement thereof, as a conversion thereof, in exchange therefor or otherwise in respect thereof.

                  (d) "Proceeds" means all "proceeds" as such term is defined in
Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Shares, collections thereon and distributions with respect thereto.

         9. MISCELLANEOUS.

                  (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

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                  (b)  This   Agreement   contains  the  entire   agreement  and
understanding between the parties in respect of the subject matter hereof, and cannot be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom enforcement of any modification, change, discharge or termination is sought.

                  (c) A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any other breach of the same or any other term or condition.

                  (d)  This   Agreement   will  be  construed  and  governed  in
accordance with the laws of the State of New York, excluding choice of law rules thereof.

                  (e) All notices or other communications required or permitted hereunder shall be sufficiently given if delivered by hand, or sent by certified mail, return receipt requested, postage prepaid, facsimile transmission or overnight mail or courier, addressed as follows:

                           If to the Pledgor:

                           c/o Dealers Choice Automotive Planning Inc.
                           2545 Hempstead Turnpike
                           Suite 100
                           East Meadow, New York  11554
                           Telecopier Number:  (516) 735-7379

                           with a copy to:

                           Weil & Kestenbaum
                           42-40 Bell Boulevard
                           Bayside, New York  11361
                           Attention:  Alan Kestenbaum, Esq.
                           Telecopier Number:  (718) 281-0850

                           If to the Pledgee:

                           90 Merrick Avenue
                           East Meadow, New York  11554
                           Attention:  Chairman of the Board
                           Telecopier Number:  (516) 296-7111







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                           with a copy to:

                           Certilman Balin Adler & Hyman, LLP
                           90 Merrick Avenue
                           East Meadow, New York 11554
                           Attention: Fred Skolnik, Esq.
                           Telecopier Number:  (516) 296-7111

                  (f) The Pledgor waives any and all notice of the extension or modification of the terms of the Note.

                  (g) In the event that the Collateral or any portion thereof is released to the Pledgor and any payments of, or proceeds of any security for, the Obligations, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the Pledgor shall redeliver the Collateral and Stock Powers to the Pledgee and, until so redelivered, shall hold the Collateral and Stock Powers as agent of, and in trust for, the Pledgee.

                  (h) If any provision hereof is declared to be invalid and unenforceable, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible.

                  (i) Each party acknowledges that he or it has been represented by counsel in connection with this Agreement. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Agreement as of the day and year first above written.


                                                  /s/ Abraham Weinzimer
                                                  ------------------------------
                                                  Abraham Weinzimer


                                                  DCAP GROUP, INC.

                                                  By:/s/ Morton L. Certilman
                                                  ---------------------------
                                                     Morton L. Certilman,
                                                     Chairman of the Board



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